UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-22900	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado	80903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Per Share Par Value	CNTY	Nasdaq Capital Market, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On September 24, 2026, Century Casinos, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”), by and among Century Resorts Management GmbH (“Seller”), a subsidiary of the Company, the Company, Racing Entertainment Centre Holdings Inc. (“Purchaser”), and Highfield Investment Group Inc. (“Highfield”), which is the parent of the Purchaser, pursuant to which the Company agreed to sell the racing and gaming operations of Century Mile Racetrack and Casino in Edmonton, Alberta, Canada (“Century Mile”) and Century Downs Racetrack and Casino in Calgary, Alberta, Canada (“Century Downs” and, together with Century Mile, the “Properties”), for approximately $16.4 million (subject to adjustment based on the Properties' working capital at closing), subject to the conditions and terms set forth therein. The Company owns all of the issued and outstanding shares of Century Mile Inc. and 75% of the issued and outstanding shares of United Horsemen of Alberta Inc. (“Century Downs”); noncontrolling partners of United Horsemen of Alberta Inc. own the remaining 25% of Century Downs.

The real estate underlying the Properties is owned by subsidiaries of VICI Properties Inc. (“VICI”) and is leased to the operating companies under the Company's existing triple-net master lease agreement (the “Master Lease”). In connection with the closing of the transaction, subsidiaries of the Company and VICI will amend the Master Lease to remove the Properties, and Highfield will become the new tenant of the Properties and be responsible for the associated rent obligations going forward. With the removal of the Properties from the Master Lease, the Company's annual rent will be reduced by approximately $7.5 million (based on USD CAD exchange rate of 0.7074 as of September 27, 2026). The Company intends to use the proceeds from the transaction to reduce its indebtedness.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities by the parties to such agreement and is subject to customary closing conditions, including, among other things, (i) the receipt of applicable gaming regulatory approvals, (ii) the accuracy of the respective parties' representations and warranties, subject to customary qualifications, and (iii) material compliance by the parties with their respective covenants and obligations. In addition, the Purchase Agreement contains certain termination rights, including by either party in the event the closing has not occurred within 365 days of the date of the Purchase Agreement, subject to the terms and conditions set forth therein. The transaction is expected to close in the fourth quarter of 2026 or the first quarter of 2027.

The summary of the Purchase Agreement in this Current Report on Form 8-K is qualified by reference to the full text of the Purchase Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company or its subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or its subsidiaries or affiliates.

Item 7.01 Regulation FD Disclosure.

On September 28, 2026, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This communication may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” “potential” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations.

These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the sale, if consummated, as well as the Company's intended use of the transaction sale proceeds and the expected timing for closing the transaction. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: the possibility that the transaction does not close when expected or at all because required regulatory or other approvals are not received or other conditions to closing are not satisfied on a timely basis or at all; the possibility that the anticipated operating results and other benefits of the transaction are not realized when expected or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; and other risks described in the section entitled “Risk Factors” under Item 1A in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent periodic and current SEC filings the Company may make. The Company disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Share Purchase Agreement, dated as of September 24, 2026, by and among Century Resorts Management GmbH, Century Casinos, Inc., Racing Entertainment Centre Holdings Inc. and Highfield Investment Group Inc.

99.1	Press Release, dated September 28, 2026, issued by Century Casinos, Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date: September 29, 2026

By: /s/ Margaret Stapleton

Margaret Stapleton

Chief Financial Officer